Exhibit 10.4

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EXECUTION COPY

LICENSE AGREEMENT

This License Agreement (“Agreement”), made as of March 23, 2017 (“Effective Date”), is by and between Novartis International Pharmaceutical Ltd., a for-profit corporation with its principal place of business at Lichtstrasse 35, CH-4056 Basel, Switzerland (“Novartis”) and resTORbio, Inc., a Delaware corporation located at 501 Boylston Street, Suite 6102, Boston, Massachusetts 02116 (“resTORbio”). Novartis and resTORbio are each referred to individually as a “Party” and together as the “Parties.”

Background

Novartis Controls (as defined below) the Novartis Patents and Know-How (each as defined below) relating to the Compounds (as defined below). resTORbio wishes to obtain, and Novartis wishes to grant, rights under the Novartis Technology (as defined below) to develop, make, use and sell products incorporating BEZ235 or BEZ235 together with RAD001 in the Field (as defined below), as set forth herein.

For good and valuable consideration, the Parties agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions. Unless the context otherwise requires, the terms in this Agreement with initial letters capitalized, will have the meanings set forth below, or the meaning as designated in the indicated places throughout this Agreement.

“Accounting Standards” means, with respect to resTORbio, US GAAP (United States Generally Accepted Accounting Principles) and means, with respect to Novartis, IFRS (International Financial Reporting Standards), in each case as generally and consistently applied throughout the Party’s organization. Each Party will promptly notify the other Party in the event that it changes the Accounting Standards pursuant to which its records relating to this Agreement are maintained; provided, however, that each Party may only use internationally recognized accounting principles (e.g., IFRS, US GAAP, etc.).

“Affiliate” means, with respect to a Party, any Person that controls, is controlled by, or is under common control with that Party. For the purpose of this definition, “control” will mean, direct or indirect, ownership of 50% or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or 50% or more of the equity interest in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby the entity or Person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity, or the ability to cause the direction of the management or policies of a corporation or other entity, or otherwise has “control” over the relevant entity as set forth in applicable Accounting Standards, as amended from time to time. In the case of entities organized under the laws of certain countries, the maximum percentage ownership permitted by law for a foreign investor may be less than 50%, and in such case such lower percentage will be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entity.

“Alliance Manager” will have the meaning set forth in Section 3.1.

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“BEZ235” means the compound described as BEZ235 in Exhibit A to this Agreement, including all pharmaceutically acceptable salts and metabolites thereof, whether produced by chemical synthesis or otherwise, which is owned or Controlled by Novartis or its Affiliates.

“BEZ235 Patents” means the Patent Rights listed in Exhibit B-2.

“BEZ235/RAD001 Combination Patents” means the Patent Rights listed in Exhibit B-3.

“Calendar Quarter” means the respective periods of three consecutive calendar months ending on March 31, June 30, September 30 and December 31.

“Calendar Year” means a period of twelve consecutive calendar months ending on December 31.

“Claims” means all Third Party demands, claims, actions, proceedings and liability (whether criminal or civil, in contract, tort or otherwise) for losses, damages, reasonable legal costs and other reasonable expenses of any nature whatsoever.

“Code” means Title 11 of the U.S. Code.

“Combination Therapy” means any product (in any composition or formulation) containing one or more active biologic or pharmaceutical ingredients in addition to Compounds, or any Combination Therapy approved by a Regulatory Authority in any country where one or more active biologic or pharmaceutical ingredients in addition to Compounds is administered separately from Compounds. For the avoidance of doubt, the combination of BEZ235 and RAD001 alone (i.e., without an additional active ingredient) does not constitute a Combination Therapy.

“Commercialize” means to market, promote, distribute, import, export, offer to sell and/or sell Product, and “Commercialization” means commercialization activities relating to Product, including activities relating to marketing, promoting, distributing, importing, exporting, offering for sale and/or selling Product.

“Commercially Reasonable Efforts” means, with respect to a Party, the efforts and resources typically used by reasonable biotechnology or pharmaceutical companies to perform the obligation at issue, which efforts will not be less than those efforts made by such Party with respect to other products at a similar stage of development or in a similar stage of product life, with similar developmental risk profiles, of similar market and commercial potential, taking into account the proprietary position of the products relative to the products of Third Parties, the regulatory structure involved, Regulatory Authority approved labeling, product profile, the profitability of the applicable products, issues of safety and efficacy, the likely timing of the product’s entry into the market, the likelihood of receiving Regulatory Approval, and other relevant scientific, technical and commercial factors, including potential competitive products.

“Compounds” means, without distinction, either or both of BEZ235 and RAD001.

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“Control” or “Controlled” means, with respect to any Know-How, Patent Rights, other intellectual property rights, or any proprietary or trade secret information, the legal authority or right (whether by ownership, license or otherwise, other than by a license granted under this Agreement) of a Party or its Affiliates, to grant a license or a sublicense of or under such Know-How, Patent Rights, or intellectual property rights to another Person, or to otherwise disclose such proprietary or trade secret information to another Person, without breaching the terms of any agreement with a Third Party or misappropriating the proprietary or trade secret information of a Third Party.

“Develop” or “Development” means drug development activities, including, without limitation, test method development and stability testing, assay development and audit development, toxicology, formulation, quality assurance/quality control development, statistical analysis, clinical studies, packaging development, regulatory affairs, and the preparation, filing and prosecution of INDs, NDAs and MAAs.

“Effective Date” has the meaning in the preamble (i.e., in the first paragraph of this Agreement).

“EMA” means the European Medicines Agency or any successor entity thereto.

“Encumbrance” means any claim, charge, equitable interest, hypothecation, lien, mortgage, pledge, option, license, assignment, power of sale, retention of title, right of pre-emption, right of first refusal or security interest of any kind.

“European Regulatory Approval” means, with respect to a Product, (a) MAA approval from the EMA and pricing and reimbursement approval in three of the Major European Countries, or (b) marketing, pricing, and reimbursement approvals in three of the Major European Countries.

“FDA” means the United States Food and Drug Administration or any successor entity thereto.

“Field” means (a) with respect to BEZ235, the treatment, prevention and diagnosis of diseases and other conditions in all Indications in humans and animals; and (b) with respect to RAD001, limited to uses together with BEZ235 as part of a Fixed Dose Combination that includes at least 0.1mg of BEZ235 per dose, for any Indication in humans related to (i) the improvement in immune function or immunosenescence in the elderly; (ii) the reduction of infection frequency, severity, duration, health care resource utilization, hospitalization, morbidity or mortality, or the treatment of infections; (iii) the reduction of pulmonary disease exacerbation frequency, severity, or related hospitalization; (iv) the enhancement of therapeutic or prophylactic benefits of vaccines; or (v) any aging-related disease or condition; provided, however, that notwithstanding the foregoing, the Field does not include application or use of RAD001 in connection with organ transplantation, oncology, immuno- oncology or in the Cardiac Stent Field. For this purpose, the term “Cardiac Stent Field” means the prevention and/or treatment of coronary and peripheral vascular diseases with stents, stent delivery systems or other site-specific local, vascular delivery systems, but does not extend to any systemic application. It is understood and agreed that the Field also does not include any rights for resTORbio to develop, make, use and sell RAD001 (A) in any combination other than a Fixed Dose Combination; (B) by itself (except in connection with the Development of a Fixed Dose Combination as set forth in Section 5.1 of this Agreement); or (C) in any use outside of the Indications described in clauses (i) through (v) of the preceding sentence.

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“First Commercial Sale” means, with respect to a Product in a particular country, the first arm’s length sale to a Third Party for value for use or consumption of any such Product following receipt of Regulatory Approval of such Product in such country.

“Fixed Dose Combination” means, with respect to BEZ235 and RAD001, the combination of BEZ API and RAD API in a single dosage form which is manufactured and distributed in such single dosage form.

“Generic Equivalent” means, with respect to a particular Product in a country, any product that (a) has Regulatory Approval for use in such country pursuant to a regulatory process governing approval of generic, interchangeable, or biosimilar pharmaceutical or biological product based on the then-current standards for regulatory approval in such country, where such regulatory approval relied on or incorporated clinical data generated by either Party to this Agreement or their Affiliates or licensees, or was obtained using an abbreviated, expedited, or other similar process; (b) during the Royalty Term, is not owned or licensed by resTORbio under this Agreement; and (c) is sold in the same country as the relevant Product by a Third Party that is not a sublicensee or Affiliate of resTORbio, and that did not purchase such product in a chain of distribution that included resTORbio, or its Affiliates or its or their sublicensees.

“IND” means an Investigational New Drug application in the US filed with the FDA or the corresponding application for the investigation of Products in any other country or group of countries, as defined in the applicable laws and regulations and filed with the Regulatory Authority of a given country or group of countries.

“Indication” means a specific disease, impairment, medical condition, or symptom thereof that is the intended subject of a Product. For the purposes of the Milestones set forth in Section 8.3, a “Second Indication” shall mean an intended subject of a Product that is a different disease, impairment, medical condition, or symptom thereof than the subject of the first Indication for a Product.

“Information” means all Know-How and other proprietary information and data of a financial, commercial or technical nature which the disclosing Party, its Affiliates, or its or their licensors has supplied or otherwise made available to the other Party or its Affiliates, whether made available orally, in writing or in electronic form, including information comprising or relating to concepts, discoveries, inventions, data, designs or formulae in relation to this Agreement.

“Initiation” means, with respect to a Product and a clinical trial, the first dosing in such clinical trial of the first human with the relevant Product.

“Insolvency Event” means (a) resTORbio ceases to function as a going concern by suspending or discontinuing its business; (b) resTORbio becomes insolvent (i.e., is unable to pay its debts as they become due); (c) resTORbio is the subject of voluntary or involuntary bankruptcy proceedings instituted on behalf of or against resTORbio (except for involuntary bankruptcy proceedings that are dismissed within 90 days); (d) an administrative receiver, receiver and manager, interim receiver, custodian, sequestrator, or similar officer is appointed for resTORbio; (e) a resolution to wind up resTORbio is passed at a meeting of the directors or shareholders of resTORbio; or (f) a resolution shall have been passed by resTORbio or resTORbio’s directors to make an application for an administration order or to appoint an administrator for all of resTORbio’s assets; or (g) resTORbio makes any general assignment for the benefit of all of its creditors.

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“Invoice” means an invoice in a form reasonably acceptable to resTORbio and to Novartis.

“Know-How” means all technical information, know-how and data, including inventions (whether patentable or not), discoveries, trade secrets, specifications, instructions, processes, formulae, materials, expertise and other technology applicable to Compounds, formulations, compositions, Products or to their manufacture, development, registration, use or commercialization or methods of assaying or testing them or processes for their manufacture, formulations containing them, compositions incorporating or comprising them and including all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical and analytical, safety, quality control, manufacturing, preclinical and clinical data, instructions, processes, formulae, expertise and information, regulatory filings and copies thereof, relevant to the development, manufacture, use or commercialization of and/or which may be useful in studying, testing, development, production or formulation of Products, or intermediates for the synthesis thereof.

“MAA” means an application for the authorization to market the Product in any country or group of countries outside the United States, as defined in the applicable laws and regulations and filed with the Regulatory Authority of a given country or group of countries.

“Major European Countries” means France, Germany, Italy, Spain and the United Kingdom.

“Major Market” means any of the United States, Japan, and each of the Major European Countries.

“Milestones” means the milestones relating to the Product as set forth in Sections 8.3 and 8.4.

“Milestone Payments” means the payments to be made by resTORbio to Novartis upon the achievement of the corresponding Milestones as set forth in Sections 8.3 and 8.4.

“NDA” shall mean a New Drug Application, as described in the FDA regulations, 21 CFR Section 314.50, including all amendments and supplements to the application.

“Net Sales” means the net sales recorded by resTORbio or any of its Affiliates or sublicensees for any Product sold to Third Parties other than sublicensees, as determined by computing the gross sales of such Product and deducting the following amounts, in all cases to the extent permitted by the resTORbio Accounting Standards, as consistently applied:

(i)	normal trade and cash discounts;

(ii)	amounts repaid or credited by reasons of defects, rejections, recalls or returns;

(iii)	rebates and chargebacks to customers and third parties (including, without limitation, Medicare, Medicaid, Managed Healthcare and similar types of rebates);

(iv)	amounts provided or credited to customers through coupons and other discount programs;

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(v)	delayed ship order credits, discounts or payments related to the impact of price increases between purchase and shipping dates or retroactive price reductions; and

(vi)	fee for service payments to customers for any non-separable services (including compensation for maintaining agreed inventory levels and providing information).

With respect to the calculation of Net Sales:

(i)	Net Sales only include the value charged or invoiced on the first arm’s length sale to a Third Party, and sales between or among resTORbio and its Affiliates and sublicensees will be disregarded for purposes of calculating Net Sales;

(ii)	If a Product is delivered to the Third Party before being invoiced (or is not invoiced), Net Sales will be calculated at the time all the revenue recognition criteria under Accounting Standards are met;

(iii)	In the event that the Product is sold as a part of a Combination Therapy, the Net Sales will be calculated by multiplying the Net Sales of the Combination Therapy by the fraction, A/(A+B) where A is the weighted (by sales volume) average sale price in the relevant country of the Product containing the Compounds as the sole active ingredient in finished form, and B is the weighted average sale price (by sales volume) in that country of the product(s) containing the other component(s) as the sole active ingredient(s) in finished form in an Indication similar to the intended use of the Product. Regarding prices comprised in the weighted average price when sold separately referred to above, if these are available for different dosages from the dosages of Compounds and other active ingredient components that are included in the Combination Therapy, then resTORbio will be entitled to make a proportional adjustment to such prices in calculating the royalty-bearing Net Sales of the Combination Therapy. If the weighted average sale price cannot be determined for the Product or other product(s) containing the Compounds or component(s), the calculation of Net Sales for any such Combination Therapy will be agreed by the Parties based on the relative value contributed by each component (each Party’s agreement not to be unreasonably withheld or delayed).

“Novartis Know-How” means any Know-How Controlled by Novartis or any of its Affiliates as of the Effective Date that is material for the research, Development, manufacture, preparation, use of the Compounds or the Commercialization of the Compounds and Products, in each case in the Field. Notwithstanding the foregoing, Novartis Know-How will not include information relating to (a) Novartis’ proprietary products containing RAD001; (b) matters outside the Field; and (c) the manufacturing of RAD001, particularly related to the active pharmaceutical ingredient and/or any formulation technologies.

“Novartis Patents” means any Patent Rights Controlled by Novartis or any of its Affiliates as of the Effective Date that are set forth on Exhibit B. For convenience, the Novartis Patents are divided into three categories: (a) RAD001 Patents (listed in Exhibit B-1); (b) BEZ235 Patents (listed in Exhibit B-2); and (c) BEZ235/RAD001 Combination Patents (listed in Exhibit B-3).

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“Novartis Technology” means the Novartis Know-How and Novartis Patents.

“Patent Rights” means all patents and patent applications, in any country, including all divisionals, continuations, substitutions, continuations-in-part, re-examinations, reissues, additions, renewals, extensions, registrations, supplemental protection certificates, utility models, design patents and the like of any of the foregoing.

“Person” means any individual, partnership, limited liability company, firm, corporation, association, trust, unincorporated organization or other entity.

“Phase I Clinical Trial” means a clinical study of a Product in human subjects designed to obtain data on the safety and tolerability of such Product, including pharmacological or pharmacokinetic information, as more fully defined in 21 C.F.R. §312.21(a) (or the non- United States equivalent thereof).

“Phase II Clinical Trial” means a clinical study of a Product in patients designed to establish the dosing range for such Product and the safety and efficacy of such Product, as further defined in 21 C.F.R. §312.21(b) (or the non-United States equivalent thereof).

“Phase III Clinical Trial” means a controlled clinical study of a Product in patients designed to establish efficacy and safety of such Product for the purpose of preparing and submitting a filing for BLA approval in the US, or European Regulatory Approval, as further defined in 21 C.F.R. §312.21(c) (or the non-United States equivalent thereof).

“Prior Confidentiality Agreement” means the Confidentiality Agreement between the Parties dated August 9, 2016.

“Product” means a therapeutic product incorporating or comprising either (a) BEZ235; or

(b) BEZ235 and RAD001 together in a Fixed Dose Combination, in both cases in finished dosage form, (i) the Development, manufacture, preparation, use or Commercialization of which would, but for the license granted hereunder, infringe a Valid Claim of the Novartis Patents; and/or (ii) that is Developed using, incorporates, or embodies Novartis Know-How.

“RAD001” means the compound described as RAD001 in Exhibit A to this Agreement and pharmaceutically acceptable salts, whether produced by chemical synthesis or otherwise, which is owned or Controlled by Novartis or its Affiliates.

“RAD001 Patents” means the Patent Rights listed in Exhibit B-1.

“Regulatory Approval” means, with respect to a product in any country or jurisdiction, any approval, registration, license or authorization from a Regulatory Authority in a country or other jurisdiction that is reasonably necessary to market and sell a Product in such country or jurisdiction (including, e.g., any applicable pricing and reimbursement approvals).

“Regulatory Authority” means any governmental authority or agency responsible for authorizing or approving the marketing and/or sale of products in a jurisdiction (e.g., the FDA, EMA, the Japanese Ministry of Health, Labour and Welfare, and corresponding national or regional regulatory agencies or organizations).

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“Regulatory Exclusivity” means with respect to a Product in a country, the period of time during which (a) a Party or its Affiliate or sublicensee has been granted the exclusive legal right by a Regulatory Authority (or is otherwise entitled to the exclusive legal right by operation of applicable law) in such country to market and sell the Product; or (b) the data and information submitted by a Party or its Affiliate or sublicensee to the relevant Regulatory Authority in such country for purposes of obtaining Regulatory Approval may not be disclosed, referenced or relied upon in any way by a Third Party or such Regulatory Authority (including by relying upon the Regulatory Authority’s previous findings regarding the safety or effectiveness of the Product) to support the Regulatory Approval or marketing of any product by a Third Party in such country.

“Regulatory Filings” means, with respect to the Compounds or a Product, any submission to a Regulatory Authority of any appropriate regulatory application, and will include, without limitation, any submission to a regulatory advisory board, marketing authorization application, and any supplement or amendment thereto. For the avoidance of doubt, Regulatory Filings will include any IND, NDA, MAA or the corresponding application in any other country or group of countries.

“Royalty Term” means the period commencing on the First Commercial Sale of a Product in a specified country until the latest of (a) the expiration of the last to expire Valid Claim of the Novartis Patents that, but for the licenses granted in this Agreement, would be infringed by the Development, manufacture, use, importation or other Commercialization of such Product in such country; (b) the expiration of any Regulatory Exclusivity for such Product in such country; or (c) the ten year anniversary of the First Commercial Sale of the Product in the relevant country.

“Sales & Royalty Report” means a written report or reports showing each of: (a) the gross and Net Sales of each Product, on a country-by-country basis, during the reporting period by resTORbio and its Affiliates and sublicensees (in all cases itemizing the various deductions taken from gross to compute Net Sales as set forth in the definition of Net Sales, above); (b) the royalties payable, in USD, which will have accrued hereunder with respect to such Net Sales; and (c) if sales include any Combination Therapy, the methodology and data used to determine Net Sales as set forth in the Net Sales definition.

“Senior Officers” means, for Novartis, the Chief Executive Officer of the Novartis Institutes for BioMedical Research, or his/her designee, and for resTORbio, its Chief Executive Officer or his designee.

“Serious Adverse Event” means any untoward medical occurrence in a human clinical trial subject or in a patient who is administered a Product, whether or not having a causal relationship with such Product, that (a) results in death or poses a threat to life; (b) requires or prolongs hospitalization; (c) results in persistent or significant disability or incapacity; (d) is medically significant; or (e) results in a congenital abnormality or birth defect.    In the case of other significant events, medical and scientific judgment should be exercised in deciding whether expedited reporting is appropriate.    Such events may be important medical events that may not be immediately life-threatening or result in death or hospitalization but which may jeopardize the patient or may require intervention to prevent one of the other outcomes described above in this definition. Such events should usually be considered Serious Adverse Events.

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“Term” with reference to this Agreement shall mean the period of time beginning on the Effective Date and ending upon the expiration of the Royalty Term for the last Product with a Royalty Term.

“Territory” means worldwide.

“Third Party” means any Person other than a Party or an Affiliate of a Party.

“United States” or “US” means the United States of America, its territories and possessions. “USD” or “US$” means the lawful currency of the United States.

“Valid Claim” means (a) claim of an issued and unexpired patent included within the Novartis Patents that (i) covers the practice of the relevant Compound or Product in the relevant jurisdiction; (ii) has not been irrevocably or unappealably disclaimed or abandoned, or been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction; and (iii) has not been admitted to be invalid or unenforceable through reissue, disclaimer, or otherwise; or (b) a claim included in a patent application included within the Novartis Patents that (i) would cover the practices of the relevant Product in the relevant jurisdiction if such claim was to issue; and (ii) has not been cancelled, withdrawn or abandoned, nor been pending for more than five (5) years from the earliest filing date to which such patent application or claim is entitled.

1.2	Interpretation. In this agreement unless otherwise specified:

(a)	“includes” and “including” will mean respectively includes and including without limitation;

(b)	a Party includes its permitted assignees and/or the respective successors in title to substantially the whole of its undertaking;

(c)	a statute or statutory instrument or any of their provisions is to be construed as a reference to that statute or statutory instrument or such provision as the same may have been or may from time to time hereafter be amended or re-enacted;

(d)	words denoting the singular will include the plural and vice versa and words denoting any gender will include all genders;

(e)	the Exhibits and other attachments form part of the operative provision of this Agreement and references to this Agreement shall, unless the context otherwise requires, include references to the Exhibits and attachments;

(f)	the headings in this Agreement are for information only and will not be considered in the interpretation of this Agreement;

(g)	general words will not be given a restrictive interpretation by reason of their being preceded or followed by words indicating a particular class of acts, matters or things; and

(h)	the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement will not be construed in favor of or against any Party by reason of the extent to which any Party participated in the preparation of this Agreement.

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2.	LICENSE; SUBLICENSES; GRANT BACKS.

2.1	License Grant. Subject to the terms and conditions of this Agreement, Novartis hereby grants to resTORbio (a) an exclusive (even as to Novartis and its Affiliates), sub-licensable (pursuant to Section 2.2) license or sublicense, as applicable, under Novartis’ interest in the Novartis Technology to research, Develop, make, have made, use, import, offer for sale, sell, have sold and otherwise Commercialize BEZ235 and BEZ235-containing Products; and (b) an exclusive (even as to Novartis and its Affiliates), sub-licensable (pursuant to Section 2.2) license or sublicense, as applicable, under Novartis’ interest in the Novartis Technology to research, Develop, make, have made, use, import, offer for sale, sell, have sold and otherwise Commercialize a Fixed Dose Combination Product containing both

RAD001 and BEZ235, in both cases (i.e., clauses (a) and (b)) limited to the Field in the Territory; provided, however, that this license will not include any right of access to Novartis Know How related to RAD001 other than as provided in Section 4. The foregoing license is exclusive to resTORbio in the Field; provided, however, that Novartis and its Affiliates will retain the right to conduct research (but not Development or Commercialization activities) using the Novartis Technology in the Field (including both with respect to BEZ235 individually and BEZ235 and RAD001 in combination); and provided [***].

2.2	Sublicense Rights. resTORbio may sublicense (through multiple tiers) the rights granted to it by Novartis under this Agreement at any time at its sole discretion, but subject to the applicable terms of this Agreement. Prior to the 40 Patient Trial Date with Fixed Dose Combination, resTORbio must obtain Novartis’ written consent prior to sublicensing its rights under this Agreement, to the extent that such rights include rights to research, Develop, or Commercialize a Fixed Dose Combination. resTORbio may exercise its rights and perform its rights and obligations under this Agreement itself or through any of its Affiliates. In addition, resTORbio may subcontract to Third Parties the performance of tasks and obligations with respect to the Development and Commercialization of the Products as resTORbio deems appropriate, subject to the applicable terms and conditions of this Agreement. resTORbio shall provide Novartis with a copy of any sublicense agreement it enters with respect to the Novartis Technology within ten (10) days after the execution thereof, provided that such copy may be subject to redaction as resTORbio reasonably believes appropriate to protect confidential business information, including financial provisions and other sensitive information as applicable, but resTORbio shall not redact provisions that are useful to Novartis to confirm payments by resTORbio to Novartis under Section 8.2. Each such sublicense agreement shall be considered confidential Information of resTORbio and subject to Article 10 of this Agreement. Each sublicense of the Novartis Technology shall be consistent with the terms and conditions of this Agreement. Upon the termination of this Agreement by Novartis pursuant to Section 11.2 or Section 11.3 or by resTORbio pursuant to Section 11.2(a) or 11.4, any sublicense granted by resTORbio under the Novartis Technology will terminate upon the effective date of termination of this Agreement. resTORbio will remain labile for the acts and omissions of its sublicensees and Affiliates as if such sublicensees and Affiliates were resTORbio hereunder.

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2.3	Grant Back of RAD001 Improvements Outside the Field. To the extent resTORbio creates, conceives of, or reduces to practice any improvements to RAD001 Novartis Know How outside the Field (including but not limited to dosing, formulation, and combinations of RAD001 other than with BEZ235) during the Term (“RAD001 Improvements”), then resTORbio hereby grants to Novartis and its Affiliates a non-exclusive, fully-paid, perpetual (i.e., for the life of the relevant Patent Rights and Know How, subject to reversion as set forth in Section 12.2), sub-licensable license in the Territory to resTORbio’s interest in such RAD001 Improvements; provided, however, that for the avoidance of doubt, such license is limited to practice outside of the Field. Novartis may sublicense (through multiple tiers) the rights granted to it by resTORbio under this Agreement at any time at its sole discretion, but subject to the applicable terms of this Agreement. Each sublicense of the RAD001 Improvements shall be consistent with the terms and conditions of this Agreement. Upon the termination of this Agreement by resTORbio pursuant to Section 11.2, any license granted to Novartis to the RAD001 Improvements will terminate upon the effective date of termination of this Agreement. Novartis will remain labile for the acts and omissions of its sublicensees as if such sublicensees were Novartis hereunder

2.4	Covenant Not to Enforce. To the extent Novartis creates, conceives of or reduces to practice during the Term any improvements to the Novartis Technology relating to BEZ235 or its use (“BEZ235 Technology Improvements”), Novartis agrees that it will not take action against resTORbio to enforce its intellectual property rights in BEZ235 Technology Improvements in connection with resTORbio Development and Commercialization of Products and Compounds in the Field.

3.	GOVERNANCE

3.1	Alliance Managers. Within 30 days after the Effective Date, each Party will appoint (and notify the other Party of the identity of) a senior representative having a general understanding of pharmaceutical development and commercialization issues to act as its alliance manager under this Agreement (“Alliance Manager”). The Alliance Managers will (a) serve as the contact point between the Parties for the purpose of providing Novartis with information on the progress of resTORbio’s Development and Commercialization of the Products; (b) be primarily responsible for facilitating the flow of information and otherwise promoting communication, coordination and collaboration between the Parties, including in particular the transfer of information and Know-How from Novartis to resTORbio; (c) provide a single point of communication for seeking consensus both internally within the respective Party’s organization and facilitating review of external corporate communications; and (d) raise cross-Party and/or cross-functional disputes in a timely manner. Each Party may replace its Alliance Manager on written notice to the other Party.

3.2

Development Information. Within ninety (90) days after the Effective Date, resTORbio will provide Novartis with a high level summary development plan setting forth the anticipated Development activities to be conducted by resTORbio and its Affiliates and sublicensees related to the Compounds and Products during the following 18 month period (the “Development Plan”). No later than ninety (90) days after each anniversary of the Effective Date, until the approval of the first NDA or MAA for a Product, resTORbio will provide Novartis an updated Development Plan providing, in reasonable detail, the

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Development activities conducted by resTORbio and its Affiliates and sublicensees related to Compounds and Products during the immediately preceding year and its anticipated plans for Development of the Compounds and Products for next 18 month period. In addition to this annual report, resTORbio will provide to Novartis a high level summary of all Development activities that resTORbio, its agents, or their sublicensees have conducted in the prior six month period until the approval of the first NDA or MAA for a Product. resTORbio may revise the Development Plan or any update thereto in its sole discretion, subject to satisfaction of its obligations under Section 5.2.

3.3	Meetings. During the period from the Effective Date until the first NDA or MAA filing for a Product, the Alliance Managers will meet (either in person or by teleconference) at least twice per year, to review and discuss progress made under, and any changes to, the Development, Plan, including the Development work performed, clinical trials, Milestones, any key issues and the overall status of Development.

3.4	Reports. The Information provided by resTORbio to Novartis under Sections 3.2 and 3.3 will be provided for the purpose of demonstrating the Commercially Reasonable Efforts of resTORbio in connection with the Development and Commercialization of Compounds and Products.

4.	DISCLOSURE OF LICENSOR KNOW-HOW & COOPERATION

4.1	Technology Transfer. Within 45 days after the Effective Date, Novartis will transfer BEZ235-related Know How (limited to BEZ235 API and BEZ235 Drug Product) to resTORbio that is available to Novartis and that would reasonably consist of Novartis Know How set forth in Exhibit C (the “Technology Transfer Activities”) at no additional cost; provided, however, that Novartis shall not be required to provide more than [***] man hours of service in connection with the Technology Transfer Activities. For clarity, with respect to the BEZ Placebo (as defined in Section 6.1), Novartis will only provide certificates of analysis and will not conduct a further technology transfer.

Except as provided below, to the extent that additional services are reasonably requested by resTORbio in writing (i.e., in excess of the [***] hours are needed to complete the Technology Transfer Activities), and such additional services are approved by Novartis (not to be unreasonably withheld) in writing, such activities will (a) be charged at the rate of $[***] per man-hour (plus any applicable expenses); and (b) shall not exceed a term longer than six months after the Effective Date.

4.2	Clinical and Pre-clinical Documents. The Parties acknowledge that as of the Effective Date, Exhibit C includes only CMC-related Technology Transfer Activities. Following the Effective Date, the Parties will negotiate in good faith to agree upon a revised Exhibit C, which will add a list of pre-clinical and clinical documents in Novartis’ possession that are material to the BEZ-335 Know How and reasonably necessary for the Development of BEZ235.

4.3.

Analytical Methods. During a term not to exceed twelve months after the Effective Date, to the extent that resTORbio requests in writing that Novartis transfer RAD001 analytical methods for drug substance release and RAD001 analysis/stability to resTORbio or its designee, such activities will be provided at no additional cost to resTORbio and for no more than a total of [***] hours of work, and will be delivered approximately three months following such request, and are subject to the execution by

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resTORbio of a separate, commercially standard confidentiality agreement to be provided by Novartis. Any additional work related to the transfer of analytical methods upon resTORbio’s reasonable request will be charged by Novartis to resTORbio at the rate of $[***] per man hour (plus any applicable expenses).

4.4	For clarity, notwithstanding anything in this Agreement to the contrary, (i) Know How relating to RAD001 that is subject to transfer will be limited to specific analytical methods for drug substance release and analysis/stability, and (ii) Novartis Know-How required for the manufacturing of RAD001 placebo, RAD001 active pharmaceutical ingredient, and/or any RAD001 formulation Know-How will not be included in the Technology Transfer Activities or otherwise transferred to resTORbio.

4.5	For further clarity, the [***] hour time periods described in Section 4.1, Section 4.3, and Section 5.3(e) are independent of one another, but may not be exchanged (i.e., they total [***] hours, but unused time under one Section may not be applied to another Section), and each of these time periods will only be triggered upon resTORbio’s written request.

5.	DEVELOPMENT AND REGULATORY

5.1	Development. Subject to Section 5.2, resTORbio will have sole control over all Development activities and full decision-making authority with respect to the Development of the Products and will be responsible for conducting, at its sole expense, such research and preclinical, clinical and other Development of Compounds and/or Products as it determines appropriate in its sole discretion; provided, however, (a) that resTORbio shall have the right to use RAD001 by itself to the extent required for Development (but not Commercialization) of Products, with the objective of obtaining Regulatory Approval for a Fixed Dose Combination, so long as (i) the relevant Regulatory Authority requires such activity; (ii) resTORbio provides advance notice to Novartis on the proposed clinical trial plans for use of RAD001 as monotherapy; and (iii) resTORbio considers in good faith comments made by Novartis on such planned activities so long as such comments are provided within 30 days of resTORbio providing such clinical trial plans to the Novartis Alliance Manager; and (b) the use in a Fixed Dose Combination resulting in daily dose of RAD001 in excess of [***]mg must be subject to the prior written approval of Novartis.

5.2	Development Diligence. resTORbio will itself, or through its Affiliates or sublicensees, use Commercially Reasonable Efforts to Develop at least one Product in the Field. Subject to compliance with the provisions of Section 5.1, the Development of the Product will be in resTORbio’s sole discretion.

5.3	Regulatory.

(a)	Novartis will promptly assign to resTORbio the following Regulatory Filings: [***],[***], and [***], and thereafter resTORbio shall be responsible for all future correspondence relating to these INDs and any and all subsequent Regulatory Filings relating to BEZ235, it being understood that any such activities will be conducted in accordance with Applicable Law. Within 90 days after the Effective Date, to the extent permitted by applicable law, Novartis will assign to resTORbio or provide a copy of any Regulatory Filings solely related to BEZ235.

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(b)	Novartis hereby grants to resTORbio, together with resTORbio’s Affiliates and sublicensees, a right of reference to the Novartis-sponsored [***] to permit resTORbio to Develop or obtain Regulatory Approval of the BEZ235/RAD001 Fixed Dose Combination Product in the Field in the Territory, and Novartis agrees to submit such documentation within 21 days after the Effective Date as may be reasonably required to cause such right of reference to become effective; provided, however that no data contained in the RAD001 dossier will be shared with or provided to resTORbio, and the investigator brochure for RAD001 that resTORbio intends to use for Development of Compounds and Products will be independently developed by resTORbio, although it may rely on information from the Novartis investigator brochure to the extent required by applicable law. resTORbio may also cross- reference to [***](RAD001) in regards to Module 3 (quality), Non- clinical info (Module 4) and corresponding summaries in Module 2. For CTAs in Europe, resTORbio will provide information on RAD001 as a publicly available simplified investigational medical product (sIMPD), which is a Summary of Product Characteristics (SmPC) of RAD001 medicinal product authorized in corresponding European Member State. Novartis shall be free to withdraw any and all Regulatory Filings for BEZ235 (and combinations with BEZ235) or RAD001 unless resTORbio agrees to compensate Novartis for all costs (including internal costs) relating to the maintenance of the respective Regulatory Filings. For clarity, in case a Regulatory Authority requires or actively withdraws a Regulatory Filing Novartis will inform resTORbio hereof without undue delay but shall not be forced to appeal such decision. Novartis agrees to provide reasonable collaborative assistance to resTORbio, at the rates set forth in Article 4, in connection with the regulatory process involving the Fixed Dose Combination as may be required to address aspects of referenced materials to which resTORbio will not have access.

(c)	resTORbio will (i) determine the regulatory plans and strategies for the Compounds and/or Products, (ii) (either itself or through its Affiliates or sublicensees) make all Regulatory Filings with respect to the Products, and (iii) be responsible for obtaining and maintaining Regulatory Approvals throughout the world in the name of resTORbio or its Affiliates or sublicensees; provided, however, that any activity involving the use of a Fixed Dose Combination product resulting in daily dose of RAD001 in excess of [***]mg will be subject to the prior written approval of Novartis.

(d)	resTORbio will have the right to disclose the existence of, and the results from, any clinical trials conducted under this Agreement in accordance with its standard policies.

(e)	Novartis will provide up to [***] man hours, over a period of [***] months commencing on the Effective Date, with respect to all regulatory matters.

5.4	Adverse Event Reporting and Safety Data Exchange. The Parties shall cooperate with regard to the reporting and handling of safety information involving or relating to RAD001 to the extent required by applicable laws. Following the Effective Date, and in time to ensure that all regulatory requirements are met, and to the extent required by applicable law or any Regulatory Authority, the Parties shall enter into one or more Safety Data Exchange Agreements, which will define the pharmacovigilance responsibilities of the Parties and safety data exchange procedures to enable each Party to comply with all of its legal and regulatory obligations related to BEZ235 and RAD001.

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5.5	Product Recalls. If any Regulatory Authority issues or requests a recall or takes similar action with respect to a Product, or in the event either Party reasonably believes that an event, incident or circumstance has occurred that may result in the need for such a recall, such Party shall promptly notify the other Party thereof by telephone, facsimile or email. Following such notification, resTORbio shall decide and have control of whether to conduct a recall or market withdrawal (except if a recall or market withdrawal is mandated by a Regulatory Authority, in which case it shall be required) or take such other corrective action in any country and the manner in which any such recall, market withdrawal or corrective action shall be conducted, provided that resTORbio shall keep Novartis regularly informed regarding any such recall, market withdrawal or corrective action.

5.6	Compliance. resTORbio will, and will cause its Affiliates and sublicensees to, (a) comply with all applicable current international regulatory standards, including cGMP, cGLP, cGCP and other rules, regulations and requirements, and (b) not employ or use any person that has been debarred under Section 306(a) or 306(b) of the U.S. Federal Food, Drug and Cosmetic Act.

6.	MANUFACTURING AND SUPPLY.

6.1	Inventory of BEZ235 and Placebos. Within 30 days after the written request of resTORbio, Novartis will make available for pick up by resTORbio and/or resTORbio’s designee or identified carrier companies and Third Party contract manufacturing organizations (“CMO” or “CMOs”), from Novartis’ facilities where the materials are currently stored, Novartis’ inventory of BEZ235 active pharmaceutical ingredient (“BEZ API”) and [***] mg capsules of BEZ235 drug product (“BEZ Drug Product”) in its current form (“as is”), and as well as approximately [***] capsules of [***] mg BEZ235 placebo for BEZ Drug Product (“BEZ Placebo”) (of which approximately [***] capsules will be provided in matching placebo bottles), as is and without warranty as to their usefulness (see Exhibit D). Within 90 days after the Effective Date, the Parties will execute a commercially reasonable quality agreement, an initial draft of which will be provided by resTORbio, relating to the supply of BEZ API, BEZ Drug Product, and BEZ Placebo. The BEZ API, BEZ Drug Product, and BEZ Placebo will be picked up in not more than one or two installments. resTORbio and Novartis will cooperate to permit resTORbio to provide necessary information as may be required to pick-up, in a timely manner, the BEZ API, BEZ Drug Product, and BEZ Placebo. In connection with the transfer of this material, Novartis will share will resTORbio any information that is readily available to Novartis (and not otherwise available to resTORbio), in particular Compound-specific information, as is necessary to permit resTORbio to pick up the material as described in this Section 6.1. If resTORbio does not provide such information within 20 days after resTORbio’s written request or does not pick up the materials in 30 days after resTORbio’s written request it will forfeit its right to pick up these materials, but such forfeit will not occur if Novartis does not provide necessary documentation and information required for resTORbio or its designee to pick up the BEZ API, BEZ Drug Product, and BEZ Placebo for shipment. resTORbio will be responsible for all documentation, licenses, customs clearance, costs, etc. that are needed for and related to the pick up, transport, and subsequent delivery of the materials to the first destination as defined by resTORbio. The BEZ API, BEZ Drug Product, and BEZ Placebo shall be provided Ex Works (Novartis’ facility) (Incoterms 2010) [***]. All BEZ API and BEZ Drug Product supplied by Novartis will only be used according to its specifications, especially release specifications and applicable laws, and will not be used for Commercial purposes.

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6.2	[Reserved].

6.3	RAD001 Dispersible Batch. At resTORbio’s request and written purchase order to be placed before April 10, 2017, Novartis will make a once-off supply of commercially packaged RAD001 dispersible tablets (the “RAD001 Dispersible Once-Off Supply”), with such supply consisting of approximately [***] tablets ([***] mg) and [***] tablets ([***] mg). The RAD001 Dispersible Once-Off Supply shall be manufactured by Novartis in accordance with cGMP. The Parties agree that all other warranties are excluded including any implied warranties as to merchantability or fitness for purpose. The RAD001 Dispersible Once-Off Supply will be delivered FCA or EXW at Novartis’ option, from a Novartis facility which address shall be notified by Novartis to resTORbio in writing (Incoterms 2010). Delivery of the RAD001 Dispersible Once-Off Supply is anticipated to occur five months after receipt of the purchase order from resTORbio. The RAD001 Dispersible Once-Off Supply may be made by Novartis, an Affiliate or third party at Novartis’ discretion. resTORbio will use the RAD001 Dispersible Once-Off Supply for Development purposes only and shall not ship or use it, even partially outside of the United States. resTORbio will be responsible for all documentation and licenses required for resTORbio to accept delivery of the RAD001 Dispersible Once-Off Supply. resTORbio will pay USD$[***] for these materials within 60 days after receipt of an invoice for the same, which will be issued by Novartis on or after the Effective Date. The RAD001 Dispersible Once-Off Supply shall consist of the following SKUs:

Material No.	Product description	Tablets per blister	Blister cards per finished pack	Tablets per finished pack	Tablets required by resTORbio	Price per pack
[***]	[***] [***] [***] [***]	[***]	[***]	[***]	[***]	USD $[***]

[***]	[***] [***] [***] [***]	[***]	[***]	[***]	[***]	USD $[***]

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7.	COMMERCIALIZATION

7.1	Commercialization. resTORbio will be solely responsible for all aspects of Commercialization of the Products, including planning and implementation, distribution, booking of sales, pricing, and reimbursement. resTORbio will itself, or through its Affiliates or sublicensees, use Commercially Reasonable Efforts to Commercialize at least one Product in at least one Major Market. Notwithstanding the foregoing, resTORbio’s application of Commercially Reasonable Efforts will not require resTORbio to Commercialize a Product in any particular country or territory other than a Major Market if resTORbio reasonably determines that it is not commercially reasonable to do so for such Product. Subject to compliance with the foregoing, the Commercialization of the Product will be in resTORbio’s sole discretion.

8.	FINANCIAL PROVISIONS

8.1	Upfront Equity in resTORbio. In consideration of the licenses and rights granted to resTORbio hereunder, on the Effective Date and at the same time as the closing of a $15 million investment in Series A preferred shares of resTORbio by other investors, resTORbio will issue to Novartis Series A Preferred Shares, representing USD $5 million worth of Series A Preferred Shares of resTORbio on the terms and conditions set forth in the various agreements and instruments set forth in Exhibit E.

8.2	Sublicense Revenue. To the extent that resTORbio receives consideration from a sublicensee for the granting of a sublicense of the licenses and rights granted to resTORbio by Novartis in this Agreement, and such consideration is not for the purpose of funding the reasonable costs directly related to research and development by resTORbio of the Compounds (such an agreement is referred to as a “Sublicense Agreement”), then resTORbio shall pay to Novartis (x) forty percent (40%) of the value of the consideration received by resTORbio pursuant to any Sublicense Agreement executed prior to the date that resTORbio or its sublicensee has completed the last visit in of the 40th subject of any Clinical Trial (the “40 Patient Trial Date”), and (y) twenty percent (20%) of the value of such consideration received by resTORbio or its sublicensee pursuant to any Sublicense Agreement executed after the 40 Patient Trial Date but executed prior to the date that resTORbio or its sublicensee has completed (last patient visit) a clinical trial or clinical trials of a Product, which studies include in the aggregate at least 400 patients (the “400 Patient Trial Date”). resTORbio shall not be required to share with Novartis any additional sublicensing consideration pursuant to this Section 8.2 received pursuant to Agreements executed after the 400 Patient Trial Date. resTORbio shall give Novartis notice of the execution of such Sublicense Agreement within 15 days after its execution and such payment shall be made within 30 days after receipt of such consideration by resTORbio. For the avoidance of doubt, in each case, Milestone Payments under Section 8.3, Sales Milestones under Section 8.4, and Royalties under Section 8.5 will continue to be due with respect to any such sublicense; provided, however, that resTORbio shall be entitled to offset the amount of any Milestone Payments against corresponding Milestone Payments payable to Novartis under Section 8.3(a) of this Agreement (but not Sales Milestones under Section 8.4 or Royalties under Section 8.5) pursuant to Sublicense Agreements executed prior to the 400 Patient Trial Date against amounts payable to Novartis by resTORbio under this Section 8.2 (but in no event will such set off result in a refund).

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8.3	Milestone Payments.

(a)	In further consideration of the licenses and rights granted to resTORbio hereunder, upon achievement of each of the following Milestones set forth below for a Product by resTORbio, its Affiliates, or its sublicensees (as applicable), the corresponding Milestone Payments will be payable to Novartis:

Milestone	Milestone Payment (USD)
Clinical Milestones
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

Regulatory Milestones
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

(b)	Each Milestone Payment will be deemed earned as of the first achievement of the corresponding Milestone, and will be paid within 30 days after the relevant Milestone is achieved. resTORbio will provide Novartis with written notice of the achievement of each Milestone within fifteen (15) days after such Milestone is determined to have been achieved.

(c)	Each Milestone in the table above will be paid only once. The total potential Milestone Payments that may be paid under this Section 8.3 is $46,100,000. For the avoidance of doubt, no additional Milestone Payments will be due for Milestones completed for the Development and Commercialization of Products that were previously achieved by a different Product for the same Indication, or for any Product intended to treat any additional Indications (by the same Product) (after the first two).

(d)	In the event that a clinical Milestone is skipped for any reason and a subsequent milestone is achieved with respect to any Product (e.g., if a Phase II Clinical Trial was not required for a Product and a Phase III Clinical Trial was initiated), then resTORbio shall pay the amount of the skipped clinical Milestone upon achievement of the subsequent Milestone.

8.4	Sales Milestones.

(a)	resTORbio will make each of the following one time payments when worldwide Annual Net Sales of all Products in a given Calendar Year by it, its Affiliates, or their sublicenees first meet the corresponding thresholds:

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Aggregate Net Sales of Products in any Calendar Year during the Royalty Term	Sales Milestone Payment (USD)
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

(b)	For example, if Annual Net Sales of Products in the first Calendar Year of Net Sales equals $600 million, then both the first and second Sales Milestone Payments will be made in that year.

(c)	Each Milestone Payment in the table above will be paid only once. The total potential Milestone Payments that may be paid under this Section 8.4 is $125,000,000.

(d)	Each Milestone Payment will be deemed earned as of the first achievement of the corresponding sales milestone, and will be paid within 30 days after the relevant sales milestone is achieved. resTORbio will provide Novartis with written notice of the achievement of each Milestone within fifteen (15) days after such sales milestone is determined to have been achieved.

8.5	Royalty Payments.

(a) In consideration of the licenses and rights granted to resTORbio hereunder, during the Royalty Term, resTORbio will make royalty payments to Novartis on Net Sales of Products by resTORbio, its Affiliates and sublicensees, at the rates set forth below:

Aggregate Net Sales of Product in any Calendar Year during the Royalty Term	Royalty Rate
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%

(b)	For example, if Net Sales in a Calendar Year are $[***], the royalty on such Net Sales will be equal to [***] of USD $[***], [***]% of USD $[***], [***]% of USD $[***], [***]% of USD $[***], and [***]% of USD $[***], or USD $[***].

(c)	Royalties will be payable on a Product-by-Product and country-by-country basis during the Royalty Term for such Product in such country. Following the expiration of the applicable Royalty Term for a Product in a country, resTORbio licenses under this Agreement with respect to such Product in such country will continue in effect, but will become fully paid-up, royalty-free, transferable, perpetual and irrevocable. For the avoidance of doubt, royalties will be payable only once with respect to the same unit of Product.

(d)	Within thirty (30) days after each Calendar Quarter during the term of this Agreement following the First Commercial Sale of a Product, resTORbio will provide to Novartis a Sales & Royalty Report. Novartis will submit an Invoice to resTORbio with respect to the royalty amount shown therein. resTORbio will pay such royalty amount within thirty (30) days after receipt of the Invoice.

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(e)	Notwithstanding anything to the contrary herein, in the event that, with respect to a Product in a specified country, if (i) the Royalty Term for such Product in such country continues solely due to clause (b) or clause (c) of the definition of Royalty Term (i.e., there is no Valid Claim of a Patent Right included in the Novartis Technology Covering the Product), or (ii) a Generic Equivalent exists with respect to such Product in the Field in such country in a Calendar Year, [***].

8.6	Third Party Obligations; Set Off.

(a)	[Reserved].

(b)	If resTORbio reasonably determines that, in order to avoid infringement of any Patent Right not licensed hereunder that covers the composition of matter or method of use of a Compound, it is required to obtain a license under such Patent Right from a Third Party in order to Commercialize a Product in the Field in a country and is required under a license agreement entered into after the Effective Date to pay a licensing fee and/or royalty to such Third Party under such license (including in connection with the settlement of a patent infringement claim), [***].

(b)	[***]. Any amount that resTORbio is entitled to deduct that is reduced by this limitation will be carried forward and resTORbio may deduct such amount from royalty payments due to Novartis until the full amount that resTORbio was entitled to deduct is deducted.

8.7	Payments.

(a)	All payments from resTORbio to Novartis will be made by wire transfer in US Dollars to the credit of such bank account as may be designated by Novartis in this Agreement or in writing to resTORbio. Any payment which falls due on a date which is not a business day in the location from which the payment will be made may be made on the next succeeding business day in such location.

(b)	All payments under this Agreement will be payable in USD. When conversion of payments from any foreign currency is required to be undertaken by resTORbio, the USD equivalent will be calculated using resTORbio’s then- current standard exchange rate methodology as applied in its external reporting. If there is no standard exchange rate methodology applied by resTORbio in its external reporting in accordance with Accounting Standards, then any amount in a currency other than USD shall be converted to USD using the exchange rate most recently quoted in the Wall Street Journal in New York as of the last business day of the applicable Calendar Quarter.

(c)	Novartis will pay any and all taxes levied on account of any payments made to it under this Agreement. If any taxes are required to be withheld by resTORbio, resTORbio will: (i) deduct such taxes from the payment made to Novartis; (ii) timely pay the taxes to the proper taxing authority; (iii) send proof of payment to Novartis; and (iv) reasonably assist Novartis in its efforts to obtain a credit for such tax payment. Each Party will reasonably assist the other Party in lawfully claiming exemptions from and/or minimizing such deductions or withholdings under double taxation laws or similar circumstances.

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(d)	Without limiting any other rights or remedies available to Novartis hereunder, if resTORbio does not pay any amount due on or before the due date, any such payment shall bear interest at a rate of four percentage points (4%) above the six (6) months LIBOR for US dollars on the date the payment was due or the highest rate permitted by law (whichever is lower), computed from the date such payment was due until the date resTORbio makes the payment.

8.8	Records and Audit Rights.

(a)	resTORbio will keep, and will cause its Affiliates and sublicensees to keep, complete, true and accurate books and records in accordance with its Accounting Standards in relation to Net Sales and royalties payable to Novartis hereunder. resTORbio will keep, and will cause its Affiliates and sublicensees to keep, such books and records for at least three (3) years following the Calendar Quarter to which they pertain.

(b)	Novartis may, upon written notice to resTORbio, appoint an internationally- recognized independent accounting firm (which is reasonably acceptable to resTORbio) (the “Auditor”) to inspect the relevant reports, statements, records or books of accounts (as applicable) of resTORbio or its Affiliates or sublicensees to verify the accuracy of any Sales & Royalty Report. Before beginning its audit, the Auditor will execute an undertaking reasonably acceptable to resTORbio by which the Auditor will keep confidential all Information reviewed during such audit. The Auditor will have the right to disclose to Novartis its conclusions regarding any payment owed under this Agreement.

(c)	resTORbio and its Affiliates and sublicensees will make their records available for inspection by such Auditor during regular business hours at such place or places where such records are customarily kept, upon receipt of reasonable advance notice from Novartis. The records will be reviewed solely to verify the accuracy of the Sales & Royalty Reports. Such inspection right will not be exercised more than once in any Calendar Year and not more frequently than once with respect to records covering any specific period of time. In addition, Novartis will only be entitled to audit the relevant books and records of resTORbio relating to a Sales & Royalty Report for a period of three (3) Calendar Years after receipt of the applicable Sales & Royalty Report. Novartis will hold in confidence all Information received and all Information learned in the course of any audit or inspection, except to the extent necessary to enforce its rights under this Agreement or if disclosure is required by law, regulation or judicial order.

(d)

The Auditor will provide its audit report and basis for any determination to resTORbio at the time such report is provided to Novartis, before it is considered final. resTORbio will have the right to request a further determination by such Auditor as to matters which resTORbio disputes

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within thirty (30) days following receipt of such report. resTORbio will provide Novartis and the Auditor with a reasonably detailed statement of the grounds upon which it disputes any findings in the audit report and the Auditor will undertake to complete such further determination within thirty (30) days after the dispute notice is provided, which determination will be limited to the disputed matters. Any matter that remains unresolved will be resolved in accordance with the dispute resolution procedures contained in Section 16.5.

(e)	In the event that the final result of the inspection reveals an undisputed underpayment or overpayment by resTORbio, the underpaid or overpaid amount will be settled promptly.

(f)	Novartis will pay for such audits, as well as its own expenses associated with enforcing its rights with respect to any payments hereunder, except that in the event there is any upward adjustment in aggregate amounts payable for any Calendar Quarter shown by such audit of more than four percent (4%) of the amount paid, resTORbio will pay for such audit.

8.9	No Projections. Novartis and resTORbio acknowledge that nothing in this Agreement will be construed as representing an estimate or projection of anticipated sales of any Product, and that the Milestones and Net Sales levels set forth above or elsewhere in this Agreement or that have otherwise been discussed by the Parties are merely intended to define the Milestone Payments and royalty obligations to Novartis in the event such Milestones or Net Sales levels are achieved. resTORbio MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY COMMERCIALIZE ANY PRODUCT OR, IF COMMERCIALIZED, THAT ANY PARTICULAR NET SALES LEVEL OF SUCH PRODUCT WILL BE ACHIEVED.

8.10	Adjustment to Milestone Payments. The Parties will collaborate in good faith to maximize the chances of the material supply as described in Section 6.1 as soon as practical.

If the material is not made available to resTORbio by April 3, 2017 (after resTORbio provides all information reasonably required by Novartis within not later than March 24, 2017), then resTORbio will receive a non-refundable credit of USD$[***] to be applied against any milestone payments under Section 8.3 or 8.4 of this Agreement.

9.	INTELLECTUAL PROPERTY.

9.1	Inventions and Know-How. All inventions, whether or not reduced to practice, and Know- How arising from resTORbio’s activities under this Agreement, including any Patent Rights covering such inventions, will be owned by resTORbio, subject to the licenses to Novartis and its Affiliates to RAD001 Improvements set forth in Section 2.3.

9.2	Ownership of Results and Data. All data and results arising from resTORbio’s activities under this Agreement, including but not limited to Development, clinical and regulatory data and Information generated for regulatory purposes relating to a Product will be owned by resTORbio.

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9.3	Patent Prosecution.

(a)	[Reserved]

(b)	resTORbio will have the sole right to control Prosecution and Maintenance of all RAD001 Patents, BEZ235 Patents, and BEZ235/RAD001 Combination Patents (the “Licensed Patents”) at resTORbio’s expense, using counsel reasonably acceptable to Novartis. resTORbio will keep Novartis informed of important issues relating to the Prosecution and Maintenance of the Novartis Patents, and will furnish to Novartis copies of documents relevant to such Prosecution and Maintenance in sufficient time, but no later than 14 days, prior to the filing of such document to allow for review and comment by Novartis and resTORbio will reasonably consider all of such comments. Novartis will cooperate with and assist resTORbio in the Prosecution and Maintenance of the Novartis Patents including by (i) making its relevant scientists and scientific records reasonably available and (ii) signing and delivering (or using reasonable efforts to have signed and delivered), subject to reimbursement of out of pocket costs by resTORbio, all documents reasonably necessary in connection with such Prosecution and Maintenance. resTORbio will notify Novartis of any decision not to continue to pay the expenses of Prosecution and Maintenance of any Novartis Patent, which notice must be delivered at least sixty (60) days prior to any payment due date. In such event, Novartis, at its sole discretion and expense, shall have the right to continue Prosecution and Maintenance of such Novartis Patent in such country and, thereafter, such Novartis Patent shall no longer be considered a Novartis Patent licensed to resTORbio in such country. In the event that Novartis undertakes such Prosecution and Maintenance, resTORbio will provide Novartis all reasonable assistance and cooperation in relation thereto, including providing any necessary powers of attorney and any other required documents or instruments.

9.4	Third Party Infringement.

(a)	Each Party will promptly notify the other of any infringement in the Field by a Third Party of any of the Novartis Patent or misappropriation of any Novartis Know-How in the Field of which it becomes aware, including any filing of an Abbreviated New Drug Application in the United States or such similar filing under applicable law in jurisdictions other than the United States. Each Party shall provide the other Party with all available evidence supporting such infringement, suspected infringement, unauthorized use or misappropriation or suspected unauthorized use or misappropriation (collectively, “Third Party Infringement”).

(b)	resTORbio will have the first right to bring and control any legal action in connection with the Third Party Infringement relating to any Novartis Patent in the Field at its own expense as it reasonably determines appropriate, and Novartis will have the right, at its own expense, to be represented in any such action by counsel of its own choice. If resTORbio fails to bring an action or proceeding with respect to, or to terminate, infringement of any Novartis Patent

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(i) within ninety (90) days following the notice of alleged infringement (or twenty (20) days after resTORbio receives the relevant ANDA notification), or

(ii) prior to twenty (20) days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, Novartis will have the right to bring and control any such action at its own expense and by counsel of its own choice, and resTORbio will have the right, at its own expense, to be represented in any such action by counsel of its own choice; provided, however, that if resTORbio notifies Novartis in writing prior to twenty (20) days before such time limit for the filing of any such action that resTORbio intends to file such action before the time limit, then resTORbio will be obligated to file such action before the time limit, and Novartis will not have the right to bring and control such action.

(c)	At the request of the Party controlling the Third Party Infringement claim, the other Party will provide assistance in connection therewith, including by executing reasonably appropriate documents, access to such Party’s premises and employees, cooperating reasonably in discovery and joining as a party to the action if required.

(d)	In connection with any such proceeding, resTORbio will not enter into any settlement admitting the invalidity of, or otherwise impairing Novartis’ rights in, the Novartis Technology without the prior written consent of Novartis, which will not be unreasonably withheld or delayed.

(e)	Any recoveries resulting from such an action relating to a Third Party Infringement will be first applied against payment of each Party’s costs and expenses in connection therewith. In the event that resTORbio brought such action, any remainder will be retained by resTORbio; provided, however, any such amount will be considered Net Sales hereunder and will be subject to a royalties and sales milestones (as applicable) to Novartis under this Agreement. In the event that Novartis brought such action, the remainder will be retained by Novartis.

9.5

Patent Invalidity Claim. If a Third Party at any time asserts a claim that any Novartis Patent is invalid or otherwise unenforceable (an “Invalidity Claim”), whether as a defense in an infringement action brought by a Party pursuant to Section 9.4, in a declaratory judgment action or any patent office proceeding anywhere in the world (e.g., inter-partes review or European opposition) or otherwise, resTORbio shall have the first right, but not the obligation, to defend such Invalidity Claim and Novartis shall cooperate with resTORbio in preparing and formulating a response to such Invalidity Claim. If resTORbio does not defend an Invalidity Claim brought against a Novartis Patent, Novartis may defend such Invalidity Claim and the coordination provisions of Section 9.4(c) will apply to such Invalidity Claim, mutatis mutandis as they apply to Third Party Infringement suits. Neither Party may, without the consent of the other Party, settle or compromise any Invalidity Claim in any manner which would (a) have an adverse effect on such other Party’s rights or obligations hereunder or (b) be an admission of liability on behalf of the other Party (provided, however, that the Party initiating such suit may settle such suit without such consent if such settlement involves only the receipt of money from, or the payment of money to, such Third Party and the Party settling such suit makes all such

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payments to such Third Party). To the extent such Invalidity Claim is raised as a defense in an infringement action brought by a Party pursuant to Section 9.4, the expense provisions of Section 9.4 will apply and counsel to the Party controlling the infringement action shall act as the ministerial liaison with the court.

9.6	Trademarks. resTORbio will have the right to brand the Products using resTORbio related trademarks and any other trademarks and trade names it determines appropriate for the Products, which may vary by country or within a country (“Product Marks”). resTORbio will own all rights in the Product Marks and register and maintain the Product Marks in the countries and regions it determines reasonably necessary. In no event will resTORbio use any Novartis trademarks (including but not limited to ZORTESS CERTICAN, AFINITOR, or VOTUBIA) in connection with the research, Development, or Commercialization of Compounds or Products under this Agreement

9.7	Patent Extensions.

(a)	If requested by resTORbio, Novartis will cooperate in obtaining patent term restoration (under but not limited to the Drug Price Competition and Patent Term Restoration Act), supplemental protection certificates or their equivalents, and patent term extensions with respect to the Novartis Patents in any country and/or region where applicable. Novartis will provide all reasonable assistance requested by resTORbio, including permitting resTORbio to proceed with applications for such in the name of Novartis, if deemed appropriate by resTORbio, and executing documents and providing any relevant information to resTORbio.

(b)	As between the Parties, resTORbio will in its sole discretion determine which, if any, Novartis Patents it will apply to extend; provided, however, that resTORbio will give Novartis 45 days’ notice before doing so and reasonably consider any input from Novartis with respect to the extension of any Novartis Patents.

10.	CONFIDENTIALITY

10.1	Duty of Confidence.

(a)	Subject to the other provisions of this Section 10, all Information disclosed by a Party or its Affiliates under this Agreement will be maintained in confidence and otherwise safeguarded by the recipient Party. The recipient Party may only use the Information for the purposes of this Agreement and pursuant to the rights granted to the recipient Party under this Agreement. Subject to the other provisions of this Section 10, each Party will hold as confidential such Information of the other Party or its Affiliates in the same manner and with the same protection as such recipient Party maintains its own confidential information. Subject to the other provisions of this Section 10, a recipient Party may only disclose Information of the other Party to employees, agents, contractors, consultants and advisers of the Party and its Affiliates and sublicensees and to Third Parties to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, this Agreement; provided that such Persons are bound to maintain the confidentiality of the Information in a manner consistent with the confidentiality provisions of this Agreement.

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(b)	With respect to Novartis’ obligations under this Section 10, all Novartis Know- How, to the extent relating to Compounds and Products in the Field, will be considered Information of resTORbio during the Term of the Agreement and Novartis will maintain in confidence and otherwise safeguard such Novartis Know-How as such in accordance with this Section 10 (it being understood that the exceptions in Sections 10.2(b) and (c) will not apply to Novartis with respect to Novartis Know-How); provided, however, that for the avoidance of doubt, all Know-How owned or Controlled by either Party about RAD001 generally and/or RAD001 outside the Field shall be deemed to be Information of Novartis.

10.2	Exceptions. The obligations under this Section 10 will not apply to any information to the extent the recipient Party can demonstrate by competent evidence that such information:

(a)	is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no breach of this Agreement by the recipient Party or its Affiliates;

(b)	was known to, or was otherwise in the possession of, the recipient Party or its Affiliates prior to the time of disclosure by the disclosing Party or any of its Affiliates;

(c)	is disclosed to the recipient Party or an Affiliate on a non-confidential basis by a Third Party who is entitled to disclose it without breaching any confidentiality obligation to the disclosing Party or any of its Affiliates; or

(d)	is independently developed by or on behalf of the recipient Party or its Affiliates, as evidenced by its written records, without reference to the Information disclosed by the disclosing Party or its Affiliates under this Agreement.

Specific aspects or details of Information will not be deemed to be within the public domain or in the possession of the recipient Party merely because the Information is embraced by more general information in the public domain or in the possession of the recipient Party.

Further, any combination of Information will not be considered in the public domain or in the possession of the recipient Party merely because individual elements of such Information are in the public domain or in the possession of the recipient Party unless the combination and its principles are in the public domain or in the possession of the recipient Party.

10.3	Authorized Disclosures.

(a)

In addition to disclosures allowed under Section 10.1 and 10.2, either Party may disclose Information belonging to the other Party or its Affiliates to the extent such disclosure is necessary in the following instances: (i) filing or prosecuting Patent Rights as permitted by this Agreement; (ii) in connection with

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Regulatory Filings for Products; (iii) prosecuting or defending litigation as permitted by this Agreement; (iv) complying with applicable court orders or governmental regulations; (v) in connection with an offering of securities or securities law disclosure requirements if counsel determines that such disclosure is required; or (vi) to the extent otherwise necessary or appropriate in connection with exercising the license and other rights granted to it hereunder.

(b)	In addition, resTORbio and its Affiliates and sublicensees may disclose Information of Novartis to Third Parties as may be necessary or useful in connection with the Development, manufacture or Commercialization of the Compounds and/or Product(s) as permitted by this Agreement, including in connection with subcontracting transactions; provided, however, that to the extent such Information relates to RAD001 (alone or in combination) and is not otherwise permitted under Section 5.1, any such disclosure shall be subject to Novartis’ written approval (which will not be unreasonably withheld or delayed more than 30 days).

(c)	In addition, either Party may disclose the terms of this Agreement and Information pertaining to Products in connection with an assignment or potential assignment of this Agreement, a loan, financing or investment transaction, or an acquisition, merger, consolidation or similar transaction (or for such Persons to determine their interest in performing such activities or entering into such transactions), in each case on the condition that any Third Parties to whom such disclosures are made agree to be bound by confidentiality and non-use obligations no less rigorous than those contained in this Agreement.

(d)	In the event the recipient Party is required to disclose Information of the disclosing Party by law or in connection with bona fide legal process, such disclosure will not be a breach of this Agreement; provided that the recipient Party (i) informs the disclosing Party as soon as reasonably practicable of the required disclosure; (ii) limits the disclosure to the required purpose; and (iii) at the disclosing Party’s request and expense, assists in an attempt to object to or limit the required disclosure.

10.4	Ongoing Obligation for Confidentiality. Upon early termination of this Agreement for any reason, each Party and its Affiliates will immediately return to the other Party or destroy any Information disclosed by the other Party, except for one copy which may be retained in its confidential files for archive purposes.

11.	TERM AND TERMINATION

11.1	Term. The term of this Agreement will commence upon the Effective Date and continue on a country-by-country basis until the expiry of the Royalty Term in such country, unless earlier terminated as permitted by this Agreement.

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11.2	Termination for Cause.

(a)	If either Novartis or resTORbio is in material breach of any material obligation hereunder, the non-breaching Party may give written notice to the breaching Party specifying the claimed particulars of such breach, and in the event such material breach is not cured within sixty (60) days after such notice, the non- breaching Party will have the right (but not the obligation) thereafter to terminate this Agreement immediately by giving written notice to the breaching Party to such effect; provided, however, that if such breach is capable of being cured but cannot be cured within such sixty (60) day period and the breaching Party initiates actions to cure such breach within such period and thereafter diligently pursues such actions, the breaching Party will have an additional thirty (30) days (or such longer period agreed upon by the Parties) to cure such breach. Any termination by any Party under this Section and the effects of termination provided herein will be without prejudice to any damages or other legal or equitable remedies to which it may be entitled

(b)	If resTORbio does not receive total equity or other non-dilutive (including grants and partnerships or sublicenses, but excluding debt instruments) financing of at least USD$15 million by the third anniversary of the Effective Date, then Novartis will have the right, at its discretion, to terminate this Agreement upon 90 days’ advance to resTORbio, unless during such 90 day period, resTORbio receives such equity or other non-dilutive financing.

11.3	Insolvency. If an Insolvency Event occurs, (a) resTORbio will give immediate (not longer than three business days’) notice to Novartis of such occurrence, and (b) Novartis will have the right to immediately terminate this Agreement by written notice to resTORbio.

11.4	Termination by resTORbio Without Cause. resTORbio may terminate this Agreement without cause at any time after the Effective Date in its entirety or on a Product-by-Product or country-by-country basis at any time on sixty (60) days’ prior written notice.

11.5	Partial Termination for Failure to Use Commercially Reasonable Efforts on a RAD001 Product. If resTORbio does not use, or ceases to use, Commercially Reasonable Efforts to research, Develop, and Commercialize a Product incorporating RAD001 for a period of three years, but is otherwise not in breach of its obligation to research, Develop, and Commercialize a Product under Article 7 (e.g., resTORbio is using Commercially Reasonable Efforts to research, Develop, and Commercialize a BEZ235-only Product), then Novartis will have the right to terminate the licenses and rights set forth in this Agreement with respect to RAD001 (i.e., the license grants by Novartis to resTORbio, all rights of reference granted by Novartis to resTORbio relating to RAD001, all rights to RAD001 supply, etc.) by delivering written notice to resTORbio; provided, however that all other aspects of this Agreement (including the license grants to BEZ235 and all rights of reference to BEZ235) as well as the license to Novartis to RAD001 Improvements will survive such a termination.

11.6

Rights in Bankruptcy. The Parties acknowledge that this Agreement constitutes an executory contract under Section 365 of the Code for the license of “intellectual property” as defined under Section 101 of the Code and constitutes a license of “intellectual property” for purposes of any similar laws in any other country. The Parties further acknowledge that resTORbio, as licensee of such rights under this Agreement, will retain and may fully exercise all of its protections, rights and elections under the Code, including, but not limited to, Section 365(n) of the Code, and any similar laws in any other country. In the event of the commencement of a bankruptcy proceeding by or against Novartis under the Code and any similar laws in any other country, resTORbio will be entitled to a complete duplicate of

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(or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and the same, if not already in its possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon its written request therefor, unless Novartis elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, following the rejection of this Agreement by or on behalf of Novartis upon written request therefor by resTORbio. All rights, powers and remedies of resTORbio provided for in this Section 11.6 are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, under the Code and any similar laws in any other country).

12.	EFFECT OF TERMINATION

12.1	Termination by resTORbio for Cause. Upon termination of this Agreement by resTORbio pursuant to Section 11.2:

(a)	the licenses and other rights granted by Novartis to resTORbio under the Novartis Technology and the covenant not to sue set forth in Section 2.4 will terminate and resTORbio shall not have any rights to use or exercise any rights under the Novartis Technology; and

(b)	except as set forth in this Section and in Section 12.3, the rights and obligations of the Parties hereunder will terminate as of the date of such termination.

12.2	Termination by Novartis for Cause or by resTORbio Without Cause. Upon termination of this Agreement by Novartis pursuant to Section 11.2 or Section 11.3 or by resTORbio pursuant to Section 11.4:

(a)	all licenses and other rights granted by Novartis to resTORbio under the Novartis Technology will terminate and resTORbio shall not have any rights to use or exercise any rights under the Novartis Technology

(b)	the license to RAD001 Improvements will remain in full force and effect;

(c)	the provisions of Article 9 will terminate;

(d)	within thirty (30) days of termination, resTORbio will provide to Novartis a fair and accurate summary report of the status of the Development, manufacture and Commercialization of all Compounds and Products in the Field in each country through the effective date of termination;

(e)	resTORbio will grant, and hereby does grant, to Novartis and its Affiliates, solely for the Development, manufacture and Commercialization of Products in the Field, a perpetual, irrevocable, exclusive, worldwide, fully paid-up license,with the right to grant sublicenses, under all Patent Rights and Know-How Controlled by resTORbio and its Affiliates and sublicensees as of the effective date of termination, that are specifically related to the Development, manufacture and Commercialization of Products in the Field;

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(f)	to the extent permitted by applicable law, resTORbio will transfer to Novartis or its designee, solely for the Development, manufacture and Commercialization of Products in the Field, all right, title, and interest in and to all preclinical and clinical data, and all other supporting data, including pharmacology, toxicology, chemistry and biology data, and documented technical and other information or materials Controlled by resTORbio and its Affiliates and sublicensees to the extent related to the Development, manufacture and Commercialization of Products in the Field; provided that resTORbio may retain a single copy of such items for its records as required by applicable law;

(g)	to the extent permitted by applicable law, resTORbio will transfer to Novartis or its designee all Regulatory Filings, Regulatory Approvals (including reimbursement and pricing approvals), the contents of any global safety database, records of all interactions with Regulatory Authorities, in each case to the extent related to Products in the Field, that resTORbio and its Affiliates and sublicensees Control as of the effective date of such termination. If resTORbio is restricted under applicable law from transferring ownership of any of the foregoing items to Novartis or its designee, resTORbio will grant, and hereby does grant, to Novartis (or its designee) a right of reference or use to such item. resTORbio will take all permitted actions reasonably necessary to effect such transfer or grant of right of reference or use to Novartis or its designee;

(h)	to the extent reasonably requested by Novartis, resTORbio will transfer to Novartis any license agreements or other contracts between resTORbio or any of its Affiliates and any Third Party that are specific to the Products in the Field (including, as applicable, clinical trial and manufacturing agreements), to the extent such agreements are in effect as of the effective date of termination and such assignment or transfer is permitted at no cost or expense to resTORbio, and to facilitate introductions of Novartis to the applicable subcontractors, licensors, manufacturing vendors, clinical trial sites, clinical trial investigators and the like;

(i)	Novartis will have the right to purchase from resTORbio all of the inventory of the Products held by resTORbio and its Affiliates and sublicensees as of the effective date of termination at a price equal to resTORbio’s actual manufacturing cost, determined in accordance with Accounting Standards, but only if such Products meet the applicable release specifications;

(j)	for a period of six (6) months following the effective date of termination, resTORbio will provide such assistance as may be reasonably necessary to transfer manufacturing documents and materials that are used by resTORbio and its Affiliates and sublicensees (or their subcontractor(s)) in the manufacture of Products, and cooperate with Novartis in reasonable respects to transfer to Novartis, or Novartis’ designated contract manufacturer, the manufacturing technologies (including all relevant Know-How) that are used in the manufacture of the Products;

(k)

Novartis will pay to resTORbio, on a Product-by-Product basis for each Product for which a Phase III Clinical Trial had been Initiated prior to the effective date of termination, royalties on Net Sales of such Product by or under the authority

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of Novartis, its Affiliates or licensees or sublicensees, at fifty percent (50%) of the rates set forth in Section 8 in accordance with the same schedule and other terms and conditions as resTORbio would have otherwise been obligated to pay royalties to Novartis for Products under Article 8, mutatis mutandis (including, for the avoidance of doubt, provisions relating to reductions in royalty rates arising from a loss of Patent Rights, set offs for in-licensed Third Party intellectual property, etc.);

(l)	except as set forth in this Section and in Section 12.3, the rights and obligations of the Parties hereunder will terminate as of the date of such termination;

(m)	Novartis will thereafter indemnify, defend and hold resTORbio and the resTORbio Indemnitees harmless in the manner forth in Section 14.2(a) as if Novartis were resTORbio and the resTORbio Indemnitees were the Novartis Indemnitees, mutatis mutandis for all claims arising after the effective date of such termination, and resTORbio’s indemnification obligations under that Section 14.2(a) shall thereupon cease for claims arising after the effective date of such termination; and

(n)	Section 2.4 will terminate.

12.3	Survival. Expiration or termination of this Agreement will not relieve the Parties of any obligation accruing prior to such expiration or termination. Without limiting the foregoing, the provisions of Article 1, 11, 12, 14, and 16 will survive expiration or termination of this Agreement. The provisions of Article 10 (Confidentiality) will survive the termination or expiration of this Agreement for a period of ten (10) years.

12.4	Termination Not Sole Remedy. Termination is not the sole remedy under this Agreement and, whether or not termination is effected and notwithstanding anything contained in this Agreement to the contrary, all other remedies will remain available except as agreed to otherwise herein. For the avoidance of doubt, nothing in this Agreement shall obligate a Party to terminate this Agreement in the event that the other Party breaches any obligation of this Agreement, and failure to terminate this Agreement shall not prohibit or modify the recovery of damages pursuant to Section 16.5.

12.5	Termination of RAD001 License Only. If Novartis terminates the license with respect to RAD001 only pursuant to Section 11.5, then the provisions of Section 12.2(a) through 12.2(o) will apply, but only with respect to RAD001.

13.	REPRESENTATIONS, WARRANTIES AND COVENANTS

13.1	Representations and Warranties by Each Party. Each Party represents and warrants to the other as of the Effective Date that:

(a)	it is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation;

(b)	it has full corporate power and authority to execute, deliver, and perform this Agreement, and has taken all corporate action required by law and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement;

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(c)	this Agreement constitutes a valid and binding agreement enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles and public policy constraints (including those pertaining to limitations and/or exclusions of liability, competition laws, penalties and jurisdictional issues including conflicts of laws);

(d)	all consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with this Agreement have been obtained;

(e)	the execution and delivery of this Agreement and all other instruments and documents required to be executed pursuant to this Agreement, and the consummation of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach of any provision of its organizational documents; (ii) result in a breach of any agreement to which it is a party; or (iii) violate any law; and

(f)	neither such Party nor, to the actual knowledge of such Party, any employee, agent or subcontractor of such Party involved or to be involved in the Development of the Compounds or the Products has been debarred under Subsection (a) or (b) of Section 306 of the Federal Food, Drug and Cosmetic Act (21 U.S.C. 335a).

13.2	Covenants by resTORbio.

(a)	No Person who is known by resTORbio (a) to have been debarred under Subsection (a) or (b) of Section 306 of said Act, or (b) to be on any of the FDA clinical investigator enforcement lists (including, but not limited to, the (i) Disqualified/Totally Restricted List, (ii) Restricted List and (iii) Adequate Assurances List), will be employed by or on behalf of resTORbio or its Affiliates or otherwise participate in the performance of any activities hereunder; and

(b)	resTORbio will maintain, general liability insurance with limits not less than those reasonably suited to address claims that could reasonably arise from the Development and Commercialization of pharmaceutical products (and in any event with combined limits of not less than $1,000,000 per occurrence and $1,000,000 per accident for bodily injury, including death, and property damage). At Novartis’ written request, resTORbio will provide Novartis with evidence of resTORbio’s insurance. resTORbio will name Novartis as an additional insured party under such insurance policy, and will provide to Novartis at least 30 days prior written notice of any change or cancellation to resTORbio’s insurance program.

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13.3	Representations and Warranties by Novartis. Novartis represents and warrants to resTORbio as of the Effective Date that:

(a)	Exhibit B sets forth a true and correct list of all Novartis Patents as of the Effective Date having claims covering the Compounds or the Products in the Field;

(b)	Novartis is the sole and exclusive owner, or exclusive licensee of all of the Novartis Patents free from encumbrances; provided, however, that University of Pennsylvania co-owns or has rights to certain Patent Rights relating to the use of BEZ235 and RAD001 in conjunction with CAR-T cell therapies;

(c)	Novartis has the right to grant to resTORbio the licenses under the Novartis Technology that it purports to grant hereunder;

(d)	Novartis has the right to use and disclose and to enable resTORbio to use and disclose (in each case under appropriate conditions of confidentiality) the Novartis Know-How free from encumbrances;

(e)	Novartis has filed and prosecuted patent applications within the Novartis Patents in good faith and complied with all duties of disclosure with respect thereto;

(f)	Novartis has not granted to any Third Party, including any academic organization or agency, any rights to the Compounds or Products in the Field; provided, however, that Novartis has granted rights to the University of Pennsylvania to use BEZ235 and RAD001 in connection with CAR-T cell therapies;

(g)	Novartis has not received any written notice alleging that the Development, registration, manufacture, use or Commercialization of the Compounds or Products infringes the Patent Rights or misappropriates the Know-How of any Third Party; provided, however, that no representation or warranty is given with respect to RAD001 alone (i.e., other than in combination with BEZ235).

(h)	Novartis has not initiated or been involved in any proceedings or Claims in which it alleges that any Third Party is or was infringing or misappropriating any Novartis Technology relating to BEZ235 or BEZ235 in combination with RAD001, nor have any such proceedings been threatened by Novartis, nor does Novartis have any actual knowledge of a valid basis for any such proceedings; provided, however, that for the avoidance of doubt, no representation or warranty is given with respect to RAD001 alone (i.e., other than in combination with BEZ235).

(i)	Novartis has taken precautions, consistent with its usual business practice, to preserve the confidentiality of the Novartis Know-How;

(j)	Novartis has not entered into a government funding relationship that would result in rights to any Compounds or Products residing in the US Government, National Institutes of Health, National Institute for Drug Abuse or other agency, and the licenses granted hereunder are not subject to overriding obligations to the US Government as set forth in Public Law 96 517 (35 U.S.C. 200-204), as amended, or any similar obligations under the laws of any other country; and

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(k)	(i) Novartis has not granted any Third Party rights that would otherwise interfere or be inconsistent with resTORbio’s rights hereunder, (ii) there are no agreements or arrangements to which Novartis or any of its Affiliates is a party relating to the Products, Compounds, Novartis Patents, or Novartis Know-How that would materially limit the rights granted to resTORbio under this Agreement or that materially restrict or will result in a material restriction on resTORbio’s ability to Develop, manufacture or Commercialize the Compounds and the Products in the Field, and (iii) Novartis shall not following the Effective Date grant, any license, sublicense or other right to exploit any rights that would prevent it from granting the licenses granted to resTORbio under this Agreement in the Field.

13.4	Covenants of Novartis. Novartis covenants that:

(a)	it will not grant any interest in the Novartis Patents or Novartis Know-How which is inconsistent with the terms and conditions of this Agreement; and

(b)	if, at any time after execution of this Agreement, it becomes aware that it or any employee, agent or subcontractor of Novartis who participated in the Development or manufacture of a Compound or Product is on, or is being added to the FDA Debarment List or any of the three FDA Clinical Investigator Restriction Lists referenced in Section 13.1(f), it will provide written notice of this to resTORbio within five (5) days of its becoming aware of this fact.

13.5	No Other Warranties. Except as expressly provided in this Article 13, the Novartis Technology is licensed hereunder “as is”. Nothing in this Agreement shall be construed as a representation made or warranty given by Novartis that it will be successful in prosecuting any Novartis Patents, that any patents will issue based on pending applications or that any such pending applications or patents issued thereon will be valid. EXCEPT AS EXPRESSLY STATED IN THIS SECTION 13, (A) NO REPRESENTATION, CONDITION OR WARRANTY WHATSOEVER IS MADE OR GIVEN BY OR ON BEHALF OF NOVARTIS OR NOVARTIS; AND (B) ALL OTHER CONDITIONS AND WARRANTIES WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE ARE HEREBY EXPRESSLY EXCLUDED, INCLUDING ANY CONDITIONS AND WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON- INFRINGEMENT.

14.	INDEMNIFICATION; LIABILITY

14.1	Indemnification by Novartis. Novartis will indemnify and hold resTORbio, its Affiliates, and their respective officers, directors and employees (“resTORbio Indemnitees”) harmless from and against any Claims against them to the extent arising or resulting from the breach of any of the covenants, warranties or representations made by Novartis to resTORbio under this Agreement; provided, however, that Novartis will not be obliged to so indemnify, defend and hold harmless the resTORbio Indemnitees for any Claims for which resTORbio has an obligation to indemnify Novartis Indemnitees pursuant to Section 14.2 or to the extent that such Claims arise from the breach, negligence or willful misconduct of resTORbio or the resTORbio Indemnitees.

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14.2	Indemnification by resTORbio. resTORbio will indemnify and hold Novartis, its Affiliates, and their respective officers, directors and employees (“Novartis Indemnitees”) harmless from and against any Claims against them to the extent arising or resulting from:

(a)	actions by resTORbio, its Affiliates and sublicensees, and their respective employees, agents and subcontractors, in connection with the Development, manufacture or Commercialization of the Compounds or Products, including, for the avoidance of doubt, all product liability claims (whether arising during Development or Commercialization) relating to any Compound or Product (whether pursuant to design defect, manufacturing defect, failure to notify, or otherwise); or

(b)	the breach of any of the covenants, warranties, or representations made by resTORbio to Novartis under this Agreement;

provided, however, that resTORbio will not be obliged to so indemnify, defend and hold harmless the Novartis Indemnitees for any Claims for which Novartis has an obligation to indemnify resTORbio Indemnitees pursuant to Section 14.1 or to the extent that such Claims arise from the breach, negligence or willful misconduct of Novartis or the Novartis Indemnitees.

14.3	Indemnification Procedure.

(a)	For the avoidance of doubt, all indemnification claims in respect of a resTORbio Indemnitee or Novartis Indemnitee will be made solely by resTORbio or Novartis, respectively.

(b)	A Party seeking indemnification hereunder (“Indemnified Party”) will notify the other Party (“Indemnifying Party”) in writing reasonably promptly after the assertion against the Indemnified Party of any Claim or fact in respect of which the Indemnified Party intends to base a claim for indemnification hereunder (“Indemnification Claim Notice”), but the failure or delay to so notify the Indemnifying Party will not relieve the Indemnifying Party of any obligation or liability that it may have to the Indemnified Party, except to the extent that the Indemnifying Party demonstrates that its ability to defend or resolve such Claim is adversely affected thereby. The Indemnification Claim Notice will contain a description of the claim and the nature and amount of the Claim (to the extent that the nature and amount of such Claim is known at such time). Upon the request of the Indemnifying Party, the Indemnified Party will furnish promptly to the Indemnifying Party copies of all correspondence, communications and official documents (including court documents) received or sent in respect of such Claim.

(c)

Subject to the provisions of Sections (d) and (e) below, the Indemnifying Party will have the right, upon written notice given to the Indemnified Party within thirty (30) days after receipt of the Indemnification Claim Notice to assume the defense and handling of such Claim, at the Indemnifying Party’s sole expense, in which case the provisions of Section 14.3(d) below will govern. The assumption of the defense of a Claim by the Indemnifying Party will not be construed as acknowledgement that the Indemnifying Party is liable to

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indemnify any indemnitee in respect of the Claim, nor will it constitute a waiver by the Indemnifying Party of any defenses it may assert against any Indemnified Party’s claim for indemnification. In the event that it is ultimately decided that the Indemnifying Party is not obligated to indemnify or hold an Indemnitee harmless from and against the Claim, the Indemnified Party will reimburse the Indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any losses incurred by the Indemnifying Party in its defense of the Claim. If the Indemnifying Party does not give written notice to the Indemnified Party, within thirty (30) days after receipt of the Indemnification Claim Notice, of the Indemnifying Party’s election to assume the defense and handling of such Claim, the provisions of Section 14.3(e) below will govern.

(d)	Upon assumption of the defense of a Claim by the Indemnifying Party: (i) the Indemnifying Party will have the right to and will assume sole control and responsibility for dealing with the Claim; (ii) the Indemnifying Party may, at its own cost, appoint as counsel in connection with conducting the defense and handling of such Claim any law firm or counsel reasonably selected by the Indemnifying Party; (iii) the Indemnifying Party will keep the Indemnified Party informed of the status of such Claim; and (iv) the Indemnifying Party will have the right to settle the Claim on any terms the Indemnifying Party chooses; provided, however, that it will not, without the prior written consent of the Indemnified Party, agree to a settlement of any Claim which could lead to liability or create any financial or other obligation on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder or which admits any wrongdoing or responsibility for the claim on behalf of the Indemnified Party. The Indemnified Party will cooperate with the Indemnifying Party and will be entitled to participate in, but not control, the defense of such Claim with its own counsel and at its own expense. In particular, the Indemnified Party will furnish such records, information and testimony, provide witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation will include access during normal business hours by the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Claim, and making the Indemnified Party, the Indemnitees and its and their employees and agents available on a mutually convenient basis to provide additional information and explanation of any records or information provided.

(e)	If the Indemnifying Party does not give written notice to the Indemnified Party as set forth in Section 14.3(c) or fails to conduct the defense and handling of any Claim in good faith after having assumed such, the Indemnified Party may, at the Indemnifying Party’s expense, select counsel reasonably acceptable to the Indemnifying Party in connection with conducting the defense and handling of such Claim and defend or handle such Claim in such manner as it may deem appropriate. In such event, the Indemnified Party will keep the Indemnifying Party timely apprised of the status of such Claim and will not settle such Claim without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld. If the Indemnified Party defends or handles such Claim, the Indemnifying Party will cooperate with the Indemnified Party, at the Indemnified Party’s request but at no expense to the Indemnified Party, and will be entitled to participate in the defense and handling of such Claim with its own counsel and at its own expense.

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14.4	Mitigation of Loss. Each Indemnified Party will take and will procure that its Affiliates take all such reasonable steps and action as are necessary or as the Indemnifying Party may reasonably require in order to mitigate any Claims (or potential losses or damages) under this Section 14. Nothing in this Agreement will or will be deemed to relieve any Party of any common law or other duty to mitigate any losses incurred by it.

14.5	Special, Indirect and Other Losses. NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR FOR ANY ECONOMIC LOSS OR LOSS OF PROFITS SUFFERED BY THE OTHER PARTY, EXCEPT TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS SECTION 14.

15.	PUBLICATIONS AND PUBLICITY

15.1	Publications.

(a)	Each Party and its Affiliates shall have the right to make disclosures pertaining to a Compound or Product to Third Parties in publications in accordance with the following procedure: The publishing Party will provide the non-publishing Party with an advance copy of the proposed publication, and the other Party will then have thirty (30) days prior to submission of any publication in which to recommend any changes it reasonably believes are necessary to preserve any Patent Rights or Know-How Controlled by or licensed to the non-publishing Party in whole or in part to the non-publishing Party. If the non-publishing Party informs the publishing Party that such Publication, in the non-publishing Party’s reasonable judgment, could be expected to have a material adverse effect on any patentable invention owned by or licensed, in whole or in part, to the non-publishing Party (other than pursuant to a license granted under this Agreement), or on any Know-How which is Information of the non-publishing Party, or which could have a material adverse effect on the Development or Commercialization of a Product, the publishing Party shall delay or prevent such publication as follows: (i) with respect to a patentable invention, such publication shall be delayed sufficiently long (not to exceed sixty (60) days) to permit the timely preparation and filing of a patent application; and (ii) with respect to Know-How which is Information of such non-publishing Party or which could have a material adverse effect on the Development or Commercialization of a Product, such Know-How or Information shall be deleted from the publication.

(b)	For the avoidance of doubt, resTORbio or any of its Affiliates may, without any required consents from Novartis publish or have published information about clinical trials related to the Products, including the results of such clinical trials, as required by applicable law or regulation.

15.2	Publicity.

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(a)	Neither Party will use the name, symbol, trademark, trade name or logo of the other Party or its Affiliates in any press release, publication or other form of public disclosure without the prior written consent of the other Party in each instance except for those disclosures for which consent has already been obtained.

(b)	resTORbio may issue a press release, in the form attached as Exhibit F, having provided notice to Novartis within two (2) business days ahead of the release, to announce the execution of this Agreement. Except as required by judicial order or applicable law, or as set forth below, neither Party shall make any public announcement concerning this Agreement beyond the scope of the initial press release without the prior written consent of the other Party. For the avoidance of doubt, (i) resTORbio may issue press releases and other public statements as it deems appropriate in connection with the Development and Commercialization of Products under this Agreement (so long as such release is not issued as a joint release with Novartis, Novartis’ name is not in the title of such release, and no quotes from Novartis personnel are included), and (ii) Novartis may issue press releases and other public statements required by securities law disclosure requirements in connection with the achievement of Milestones under this Agreement.

(c)	Either Party may also disclose the existence and terms of this Agreement in confidence to its attorneys and advisors, and to potential acquirors (and their respective professional advisors), in connection with a potential merger, acquisition or reorganization and to existing and potential investors or lenders of such Party, as a part of their due diligence investigations, or to existing and potential sublicensees or to permitted sublicensees and assignees, or to any other Person described in Section 10.3(c) or this 15.2(c), in each case under an agreement to keep the terms of this Agreement confidential under terms of confidentiality and non-use substantially no less rigorous than the terms contained in this Agreement and to use such information solely for the purpose permitted pursuant to Section 10.3(c) or this 15.2(c).

(d)	Notwithstanding the foregoing, each Party may make any disclosures required of it to comply with any duty of disclosure it may have pursuant to law or governmental regulation or pursuant to the rules of any recognized stock exchange. If a disclosure required by law, governmental regulation or the rules of any recognized stock exchange, the Parties will coordinate with each other with respect to the timing, form and content of such required disclosure. If so requested by the other Party, the Party subject to such obligation will use commercially reasonable efforts to obtain an order protecting to the maximum extent possible the confidentiality of such provisions of this Agreement as reasonably requested by the other Party. If the Parties are unable to agree on the form or content of any required disclosure, such disclosure will be limited to the minimum required as determined by the disclosing Party in consultation with its legal counsel. Without limiting the foregoing, each Party will consult with the other Party on the provisions of this Agreement, together with exhibits or other attachments attached hereto, to be redacted in any filings made by Novartis or resTORbio with the Securities and Exchange Commission (or other regulatory body) or as otherwise required by law.

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16.	GENERAL PROVISIONS

16.1	Assignment. Neither Party may assign its rights and obligations under this Agreement without the other Party’s prior written consent, except that either Party may (i) assign its rights and obligations under this Agreement or any part hereof to one or more of its Affiliates; or (ii) assign this Agreement in its entirety to a successor to all or substantially all of its business or assets to which this Agreement relates. Any permitted assignee will assume all obligations of its assignor under this Agreement (or related to the assigned portion in case of a partial assignment). Any attempted assignment in contravention of the foregoing will be void. Subject to the terms of this Agreement, this Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

16.2	Extension to Affiliates. resTORbio will have the right to extend the rights, immunities and obligations granted in this Agreement to one or more of its Affiliates. All applicable terms and provisions of this Agreement will apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to resTORbio. resTORbio will remain primarily liable for any acts or omissions of its Affiliates.

16.3	Severability. Should one or more of the provisions of this Agreement become void or unenforceable as a matter of law, then this Agreement will be construed as if such provision were not contained herein and the remainder of this Agreement will be in full force and effect, and the Parties will use their commercially reasonable efforts to substitute for the invalid or unenforceable provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the Parties.

16.4	Governing Law and Jurisdiction. This Agreement will be governed by and construed under the laws of the Commonwealth of Massachusetts, USA, without giving effect to the conflicts of laws provision thereof. The United Nations Convention on Contracts for the International Sale of Goods (1980) will not apply to the interpretation of this Agreement.

16.5	Dispute Resolution.

(a)	In the event of a dispute under this Agreement, the Parties will refer the dispute to the Alliance Managers for discussion and resolution. If the Alliance Managers are unable to resolve such a dispute within thirty (30) days of the dispute being referred to them, either Party may require that the Parties forward the matter to the Senior Officers (or designees with similar authority to resolve such dispute), who will attempt in good faith to resolve such dispute. If the Senior Officers cannot resolve such dispute within thirty (30) days of the matter being referred to them, either Party will be free to initiate the arbitration proceeding outlined in Section 16.5(b) to resolve the matter.

(b)

Any unresolved disputes between the Parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either Party of its obligations hereunder, whether before or after termination of this Agreement, will be resolved by final and binding arbitration. Whenever a Party decides to institute arbitration proceedings, it will give written notice to that effect to the other Party. Arbitration will be held in Boston,

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Massachusetts, USA, in accordance with the commercial arbitration rules of the International Chamber of Commerce (“ICC”). The arbitration will be conducted by a panel of three arbitrators appointed in accordance with ICC rules; provided that each Party will within fifteen (15) days after the institution of the arbitration proceedings appoint an arbitrator, and such arbitrators will together, within thirty (30) days, select a third arbitrator as the chair of the arbitration panel, and each arbitrator will have significant experience in the biopharmaceutical industry. If the two initial arbitrators are unable to select a third arbitrator within such thirty (30) day period, the third arbitrator will be appointed in accordance with ICC rules. The arbitrators will render their opinion within forty-five (45) days of the final arbitration hearing. No arbitrator (nor the panel of arbitrators) will have the power to award punitive damages or to award costs and expenses of the proceeding or reasonable attorney’s fees to any Party under this Agreement and such award is expressly prohibited. Decisions of the panel of arbitrators will be final and binding on the Parties. Judgment on the award so rendered may be entered in any court of competent jurisdiction.

16.6	Force Majeure. In the event that either Party is prevented from performing its obligations under this Agreement as a result of any contingency beyond its reasonable control (“Force Majeure”), including but not limited to, any actions of governmental authorities or agencies, war, hostilities between nations, civil commotions, riots, national industry strikes, lockouts, sabotage, shortages in supplies, energy shortages, fire, floods and acts of nature such as typhoons, hurricanes, earthquakes, or tsunamis, the Party so affected will not be responsible to the other Party for any delay or failure of performance of its obligations hereunder, for so long as Force Majeure prevents such performance. In the event of Force Majeure, the Party immediately affected thereby will give prompt written notice to the other Party specifying the Force Majeure event complained of, and will use commercially reasonable efforts to resume performance of its obligations. Notwithstanding the foregoing, if such a Force Majeure induced delay or failure of performance continues for a period of more than three (3) consecutive months, either Party may terminate this Agreement upon written notice to the other Party.

16.7	Waivers and Amendments. The failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party. No waiver will be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.

16.8	Relationship of the Parties. Nothing contained in this Agreement will be deemed to constitute a partnership, joint venture, or legal entity of any type between Novartis and resTORbio, or to constitute one as the agent of the other. Moreover, each Party will not construe this Agreement, or any of the transactions contemplated hereby, as a partnership for any tax purposes. Each Party will act solely as an independent contractor, and nothing in this Agreement will be construed to give any Party the power or authority to act for, bind, or commit the other.

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16.9	Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when: (a) delivered by hand (with written confirmation of receipt); or (b) when received by the addressee, if sent by an internationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses set forth below (or to such other addresses as a Party may designate by notice):

If to resTORbio:

resTORbio, Inc.

501 Boylston Street, Suite 6102

Boston, Massachusetts 02116 USA

Attn: Chief Executive Officer with

a required copy to:

Choate, Hall & Stewart LLP

Two International Place

Boston, MA 02110 USA

Attn: Robert A. Licht, Esq.

If to Novartis:

Novartis International Pharmaceutical Ltd

Lichtstrasse 35

CH-4056 Basel

Switzerland

with a required copy to:

Novartis Institutes for BioMedical Research, Inc.

250 Massachusetts Avenue

Cambridge, MA 02139 USA

Attn: General Counsel

16.10	Further Assurances. resTORbio and Novartis will execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary to carry out the intent and purposes of this Agreement.

16.11	Compliance with Law. Each Party will perform its obligations under this Agreement in accordance with all applicable laws. No Party will, or will be required to, undertake any activity under or in connection with this Agreement which violates, or which it believes, in good faith, may violate, any applicable law.

16.12	No Third Party Beneficiary Rights. The provisions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they will not be construed as conferring any rights to any Third Party (including any third party beneficiary rights).

16.13	Expenses. Except as otherwise expressly provided in this Agreement, each Party will pay the fees and expenses of its respective lawyers and other experts and all other expenses and costs incurred by such Party incidental to the negotiation, preparation, execution and delivery of this Agreement.

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16.14	Entire Agreement. This Agreement, together with its Exhibits and schedules, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other prior communications between the Parties with respect to such subject matter, including the Prior Confidentiality Agreement. In the event of any conflict between a substantive provision of this Agreement and any Exhibit or schedule hereto, the substantive provisions of this Agreement will prevail.

16.15	Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (.pdf) sent by electronic mail shall be deemed to be original signatures.

16.16	Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each will be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

[Signature Page Follows]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL

HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

License Agreement - Signature Page

IN WITNESS WHEREOF, the Parties, intending to be bound, have caused this Agreement to be executed by their duly authorized representatives.

NOVARTIS INTERNATIONAL	resTORbio, INC.

PHARMACEUTICAL LTD.

By:

Name:
By:
Title:

Name:

Title:

By:

Name:

Title:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL

HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

License Agreement—Signature Page

IN WITNESS WHEREOF, the Parties, intending to be bound, have caused this Agreement to be executed by their duly authorized representatives.

NOVARTIS INTERNATIONAL		RESTORBIO, INC.

PHARMACEUTICAL LTD.

		By:	/s/ Chen Schor
		Name:	Chen Schor
By:	/s/ Felix R. Ehrat	Title:

Name:	Felix R. Ehrat

Title:	Group General Counsel

By:

Name:

Title:

EXHIBIT A

COMPOUNDS

BEZ235:

The chemical name of BEZ235 is:

[***]

The molecular formula of the freebase is [***]. The molar mass of the freebase is [***] g·mol-1. The structural formula of the freebase is:

[***]

RAD001:

everolimus, an inhibitor of mammalian target of rapamycin (mTOR), is an antineoplastic agent.

The chemical name of everolimus is

[***].

The molecular formula is [***] and the molecular weight is [***]. The structural formula is:

[***]

EXHIBIT B

[***]

EXHIBIT B-1—[***]

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Exhibit B-3—[***]

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[***]

Exhibit B-3—[***]

Case reference	Internal Title	Country	Filing Number	Grant Number	Name
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]

Exhibit B-3—[***]

Case reference	Internal Title	Country	Filing Number	Grant Number	Name
[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]
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[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]

Exhibit B-3 – [***]

Case reference	Internal Title	Country	Filing Number	Grant Number	Name
[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]
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[***]	[***]	[***]	[***]		[***]

EXHIBIT C

[***]

EXHIBIT D

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